EXECUTION COPY FACILITY LETTER FOR ISSUANCE OF PAYMENT INSTRUMENTS FROM: Citibank Europe Plc, a company incorporated in Ireland (with company registration number 132781) whose registered office is at 1 North Wall Quay, Dublin 1, Republic of Ireland (the “Bank"). TO: Hamilton Re, Ltd., a company incorporated in Bermuda (with company registration number 46635 whose registered office is at Wellesley House North, 1st Floor, 90 Pitts Bay Road, Pembroke HM08, Bermuda (the "Company"). DATE: December 27, 2018 Dear Sirs 1. Master Agreement: We refer to and incorporate into this Facility Letter the provisions of the master agreement for issuance of payment instruments dated 5 December 2018 between the Company and the Bank (the “Master Agreement”). Unless otherwise indicated, capitalised words used in this Facility Letter shall have the same meanings given to them in the Master Agreement. This Facility Letter forms part of the Facility Documents, as contemplated by the Master Agreement. 2. Uncommitted facility: Subject to the terms of the Master Agreement, the Bank makes available to the Company an uncommitted collateralised payment instrument issuance facility (the “Uncommitted Facility”). Clause 2.6 (Facility limit) of the Master Agreement shall not apply. 3. Dates: The Issuance Cut-Off Date and Facility Expiry Date shall be notified by the Bank to the Company from time to time. 4. Currencies (a) The Base Currency is: USD (b) The Approved Currencies are: (i) Australian dollars, Canadian dollars; (ii) the Base Currency; and (iii) any currency which the Company may designate as such from time to time, subject to the prior written consent of the Bank. 5. Initial conditions precedent: Pursuant to clause 2.2 (Conditions precedent to first utilisation) of the Master Agreement the conditions precedent to first utilisation are set out in schedule 1 (Conditions precedent to first utilisation). 6. Change of control: The Controlling Party is Hamilton Insurance Group, Ltd., a company organised and existing under the laws Bermuda (with company registration number 48117) whose registered office address is Clarendon House, 2 Church Street, Hamilton HM11, Bermuda. 7. Security coverage: The Company shall ensure that at all times the aggregate Collateral Value of the Collateral is not less than the Total Outstandings. The provisions of schedule 2 (Security coverage) and schedule 3 (Collateral requirements) shall apply. 8. Data protection. 8.1 Compliance with law. Each party will comply with applicable data protection and privacy laws in processing personal data in connection with its activities under this Facility Letter. Without limiting the foregoing, the Company warrants that: (i) any personal data that it provides to the Bank has been processed fairly and lawfully, is accurate and is relevant for the purposes for which it is provided to the Bank; (ii) it shall provide notice to, and shall seek consent from (and promptly upon the Bank’s request shall provide evidence to the Bank of having provided such notices and/or obtained such consents), data subjects regarding the Bank’s processing of their personal data, in each case to the extent required by applicable data protection or privacy laws.The Company acknowledges that it can access the relevant TTS EEA Privacy Statement at https://www.citibank.com/tts/sa/tts-privacy-statements/index.html (or such other URL or statement as the Bank may notify to the Company from time to time). Exhibit 10.19.2

- 3 - SCHEDULE 1 Conditions precedent to first utilisation 1. The following items duly signed and delivered by the parties thereto: (a) Master Agreement; (b) this Facility Letter; (c) a fee letter (governed by English law) dated as of this Facility Letter between the Company and the Bank; (d) pledge agreement (governed by New York law) granted by the Company in favour of the Bank pursuant to which a Security Interest is created over a certain collateral account (the "Collateral Account(s)") held by the Company in the US with Bank of New York Mellon (the "US Custodian"); (e) account control agreement (governed by New York law) between the Company, the Bank and the US Custodian relating to the Collateral Account(s). (f) each other Facility Document; and (g) any notice, acknowledgment or other document required by the provisions of any of the documents listed in this paragraph 1. 2. The Corporate Mandate provided by the Company, attached to which is a copy of resolutions of the board of directors (or equivalent) of the Company (each such resolution certified by a director, the secretary, the assistant secretary or other authorised officer of the Company) as evidence that the Company has the capacity and has approved the entry into each Facility Document. 3. Copies of the constitutional documents of the Company (each certified by a director, the secretary or other authorised officer of the Company). 4. Specimen signature(s) the person(s) authorised by the Company to sign each Facility Document. 5. General communications indemnity (governed by English law) granted by the Company in favour of the Bank including specimen signature(s) of the person(s) authorised by the Company to administer the Facility (including delivering Applications) and sign each Facility Document. 6. The Group's latest audited consolidated annual financial statements. 7. The Group's latest unaudited consolidated quarterly management accounts. 8. Evidence that all registrations, filings and other steps necessary as may have been requested by the Bank (other than any identified in writing by the Bank as being a condition subsequent) to create in favour of the Bank a first-priority, registered or perfected Security Interest have been carried out. 9. A legal opinion in relation to the Company in a form and substance satisfactory to the Bank. 10. Such other documents and other evidence as the Bank may reasonably require prior to the date of issuance of the first Payment Instrument.

- 4 - SCHEDULE 2 Security Coverage 1. Schedule 3: The Parties may at any time upon mutual agreement amend in any way this schedule 2 or schedule 3 (Collateral requirements). 2. Definitions: In this schedule 2: "Collateral" shall have the meaning assigned to it in the Pledge Agreement. "Collateral Type" means each asset type described in the column headed "Collateral Types" in schedule 3 (Collateral requirements). "Collateral Type Conditions" means, in relation to each Collateral Type, the conditions set out in the column headed "Collateral Type Conditions" in schedule 3 (Collateral requirements), and where any securities is given a rating by an agency which is lower that the rating assigned by any other agency, the Bank may ignore the higher rating and attribute only the lower rating to the relevant securities in determining whether the relevant Collateral Type Conditions have been satisfied. "Collateral Type Value" means, in relation to each Collateral Type, the value set out in the column headed "Collateral Type Value" in schedule 3 (Collateral requirements). "Collateral Value" means, in relation to any Collateral, at any time its Collateral Type Value (or, where such Collateral is denominated in a currency other than the Base Currency, the Base Currency Equivalent of its Collateral Type Value) less the relevant Currency Discount as the Bank may determine in consultation with the Company at any time and from time to time, acting reasonably and in accordance with the Facility Documents. "Currency Discount" means: (a) in relation to any Matched Collateral, zero; (b) in relation to any Unmatched Collateral, where that Collateral is denominated in US dollars, Canadian dollars or sterling, 10%; (c) in relation to any Unmatched Collateral, where that Collateral is denominated in euros, Swiss francs, Australian dollars or Japanese yen, 15%; and (d) in relation to any Unmatched Collateral, where that Collateral is denominated in any other currency, 25%. "Ineligible Collateral" means any Collateral which: (a) is not wholly legally and beneficially owned by the Company; (b) is not subject to a perfected exclusive first ranking fixed charge in favour of the Bank; (c) is subject to any Security Interest other than in favour of the Bank; (d) is the subject of any right or claim by a person other than the Company or the Bank; (e) the Parties may decide at any time upon mutual agreement does not satisfy the Collateral Type Conditions; (f) comprises convertibles, perpetuals or warrants; (g) comprises any securities issued by the Bank Group; (h) comprises any securities issued by the Group; and/or (i) the Parties may decide upon mutual agreement is not suitable. "Matched Collateral" means any Collateral which the Bank may at any time notionally allocate to all or part of a Payment Instrument which is denominated in the same currency as that Collateral.

- 5 - "Unmatched Collateral" means any Collateral which is not Matched Collateral.

- 6 - SCHEDULE 3 Collateral requirements Collateral Type Collateral Type Conditions Collateral Type Value Maximum Tenor Issuer Rating Cash Deposits Cash Deposits held in the account with Securities Intermediary N/A [[***] N/A Securities OECD Government Debt Securities issued by an OECD Country (the "Organisation for Economic Co-operation and Development") Government or US Government or issued by its agencies that are fully and explicitly guaranteed as to the timely payment of principal and interest by the full faith and credit of the OECD Government or US Government AAA or AAA equivalent [***] < 5 Years [***] 5-10 years [***] 10-20 years [***] 20-30 Years AA or AA equivalent or better [***] < 5 Years [***] 5-10 years [***] 10-20 years For the purposes of the above: • “Cash Deposits” shall mean any cash deposit owned by the Company and the subject of a perfected exclusive first ranking Security Interest held by the Bank • “OECD Country Government” shall mean any current member states of the Organisation for Economic Co-operation and Development • “Securities” shall mean any securities owned by the Company and the subject of a perfected exclusive first ranking Security Interest held by the Bank • “Securities Intermediary” shall have the meaning assigned to it in the collateral account control agreement dated 5 December 2018 among the Pledgor, the Pledgee and Securities Intermediary • “US Government” shall mean the Federal Government of the United States of America